General Agent Contract for Drugs Sales

Party A: Hainan Lingkang Pharmaceutical Co., Ltd.
Party B: Shandong Yaoyuan Pharmaceutical Co., Ltd.
In order to better exploit the market, through full negotiation, Party A and Party B have entered the Contract according to the regulation in the Contract Law of the People's Republic of China and based on the principle of equality and mutual benefit, which shall be observed by both parties.

I.	Party A authorizes Party B as the exclusive sales agent of drugs in Shandong region. The valid period of agent is from Jan.1, 2010 to Dec.31, 2010. The content of agent drugs sees in attachment.
II.	The agent category provided by Party A to Party B shall be performed according to the following terms:
III.	Goods payment settlement
1.	Settlement method: Monthly settlement (the specific amount shall be confirmed by both parties additionally)
IV.	Goods delivery
1.
The goods delivery place shall be designated by Party B. Party A delivers goods by motor transport and the long-distance freight charges shall be assumed by Party A. The short-distance goods picking fee shall be assumed by Party B. If Party B requires speeding up the transportation, the balance fee shall be assumed by Party B.

2.
Term of goods picking: Party B shall pick up goods from the delivery place within three days after receiving the bill of lading. If the drugs shortage and damage are found when picking up goods, Party B shall put forward within three days depending on the valid document of the freight department. It will be deeded that the drugs quantity is qualified if Party B fails to put forward.

V.	Rights and obligations of both parties
1.	Party A:
(1)	Party A shall provide documents and materials related to product sales and tendering.
(2)	Party A shall guarantee the sufficient goods supply and product quality.
(3)	Party A shall coordinate the market and ensure that no products in other regions sneak into Party B’s region.
(4)	Party A has the right to adjust or cancel the exclusive sales agent of Party B at the above agent region if one of the following situations occurs:
a.	Party B has the behavior violating laws and regulations during the operation.
b.	Party B sells products beyond the agent region without permission of Party A, or maliciously invades products into other regions to disrupt the market.
c.	Party B has other behaviors seriously violating the Contract.
2.	Party B:
(1)	Party B has the exclusive sales agent right of the product in the Contract within the scope authorized.
(2)	The liability caused by product quality shall be assumed by Party A, and the transportation damage and package pollution shall be solved by both parties through negotiation.

(3)	Party B shall provide logistics situation to Party A monthly and accept the service and supervision of Party A.
(4)	Party B ensures not invade product to other regions and not enter a bid and sell in other regions.
(5)	Party B has the priority right to renew the contract after the expiration of the Contract. If Party A’s new products go into the market, Party B has the priority right to distribute.
(6)	If there is no behavior violating the Contract like goods invasion, Party A shall fully return deposit to Party B after terminating the Contract and finishing the market handover.
VI.	Handling of goods invasion
1.
Definition of goods invasion: If the authorized person invades products into other regions unauthorized and sells beyond the authorized region (directly sales or repeatedly turnover), it is deemed as the goods invasion.

2.	Handling of goods invasion:
(1)
If the goods invasion occurs, Party B shall immediately notify the manager of Party A or the headquarters of Party A, and Party A can authorize Party B to handle the goods invasion. If necessary, Party A can appoint person to confirm in the market.

(2)	The false goods invasion behavior shall be handled according to the goods invasion. If someone claims to be invaded but cannot provide the corresponding evidence, Party A will not handle it.
(3)	The party implementing goods invasion shall assume the fee of the above market goods receiving person and the fee of receiving products.
VII.	Others
1.	The objection shall be solved by both parties through friendly negotiation; if the negotiation fails, it shall be submitted to the local People’s Court of Party A for litigation.
2.
If the irresistible factors occur, it shall notify to the other party timely. The Contract shall be terminated after both parties solving the relevant matters through negotiation. At the date of termination, all legal documents and agreements provided by Party A to Party B shall be terminated at the same time. The Contract has two copies and it shall take effect after signed and sealed by both parties. If several people apply for acting the region at the same time, the contract for the person who fully pays money will be valid.

Matters unmentioned here shall be negotiated by both parties additionally and the supplement terms have the equal legal force.

Party A: Hainan Lingkang Pharmaceutical Co., Ltd. (Seal)	Party B: Shandong Yaoyuan Pharmaceutical Co., Ltd. (Seal)
Representative of Party A: Chen Linquan	Representative of Party B: Zhao Guojun
Address: Jinan of Shandong	Address: No.80 of Jiangjun Road
Fax:	Fax: 88555788
Tel: 13668808584 0531-88276891	Tel: 88276716
Date of signing: Jan. 1, 2010	Date of signing: Jan. 1, 2010

药品销售总代理合同书

甲方：海南灵康药业有限公司
乙方：山东药源医药股份有限公司

为更好的开拓市场，根据《中华人民共和国合同法》之规定，本着平等互利的原则，甲方和乙方经充分协商，特订立本合同，以供双方共同遵照执行。

一、甲方授权乙方为_山东_地区 _药品_独家销售代理商，代理有效期限自_2010_年_1_月_1_日 至2010年_12_月_31_日。代理药品目录见附表。

二、甲方向乙方提供的代理品种按以下条款执行：

三、货款结算

1、结算方式：月结（具体金额双方另行确定）

四、交货服务

1、交货地点为乙方指定地点，甲方以汽运方式发货，长途运费由甲方承担，乙方提货短途费用自理；如乙方单方面要求加快运输，差额费用由乙方承担。

2、提货期限：乙方应在收到提货单后三日内到交货地点提货。如提货时发现药品短缺、破损，乙方应凭货运部门有效凭证在三日内向甲方提出，逾期未提出视为药品数量合格。

六、双方权利义务

1、甲方：

（1） 甲方应提供产品销售及招标的相关文件资料。

（2） 保证货源充足及产品质量。

（3） 甲方应协调好市场，不能有其它区域产品窜入乙方区域。

（4） 有下述情形之一者，甲方将有权调整或取消乙方在上述代理区域内的独家销售代理：

a、乙方在经营过程中有违反法律、法规行为的。

b、乙方未经甲方许可超出代理区域销售，或有恶意窜货扰乱市场行为的。

c、乙方有严重违反本合同约定的其他行为的。

2、乙方：

（1） 享有授权范围内本合同产品的独家销售代理权。

（2） 因质量引起的责任由甲方承担，对运输破损，包装污染等影响销售产品，双方协商解决。

（3） 乙方每月应向甲方提供物流去向，接受甲方服务与监督。

（4） 乙方保证不窜货和跨区投标、销售。

（5） 合同期满后，有优先续签合同的权力。甲方上市本合同以外的新产品时，乙方有优先经销权。

（6） 如无窜货等违约行为，在合同终止、市场交接完毕后，甲方须如数退还乙方保证金。

七、窜货处理

1、窜货界定：凡被授权人超出授权区域而将产品流入（不论是直接销售还是多次周转），其它非授权区域进行销售，被授权人行为即为窜货。

武汉阳慷医药有限公司

2、窜货处理办法：

（1） 发现窜货后，乙方立即通知甲方辖区内经理或甲方总部，甲方可授权乙方处理窜货事宜，必要时甲方派人到市场确认。

（2） 凡虚报被窜货者，参照窜货处理，凡自称被窜货而不能出具相应证据者，甲方不予受理。

（3） 窜货方应承担上述市场收货人员费用、收货产品费用。

八、其它

1、如有异议，双方友好协商解决。如协商未果时，交甲方所在地人民法院提起诉讼。

2、如发生不可抗拒因素时，应及时向对方通报，双方协商解决相关事宜后，合同终止本合同终止之日，甲方提供给乙方的一切法律文件及约定同时终止。本合同一式两份，自甲乙双方签字、盖章之日生效。若同时有几人申请此区域，则全款先付清者合同有效。

本合同未尽事宜，双方另行协商，补充条款具有同等法律效力。

甲方：海南灵康药业有限公司
甲方代表人：陈林全
地址：山东济南
传真：电话：13668808584
0531-88276891

乙方：山东药源医药股份有限公司
乙方代表人：赵同宽
地址：
传真：88553788
电话：88476716

签订日期：2010 年 01 月 01 日

签订日期：2010 年 01 月 01 日

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35	注射用盐酸赖氨酸	1.0g	瓶
36	注射用头孢匹胺钠	0.5g*6瓶	瓶
37	注射用头孢匹胺钠	1.0g*6瓶	瓶
38	注射用头孢匹胺钠	2.0g	瓶
39	注射用头孢米诺钠	0.5g	瓶
40	注射用头孢米诺钠	1.0g	瓶
41	注射用头孢米诺钠	0.25g	瓶
42	注射用头孢米诺钠	1.5g	瓶
43	注射用头孢米诺钠	2.0g	瓶
44	注射用甲硝唑磷酸二钠	0.915g	瓶
45	注射用葡萄糖酸依诺沙星	0.1g	瓶
46	注射用氨曲南	0.5g	瓶
47	注射用氨曲南	2.0g	瓶
48	注射用氯化钾	1.0g	瓶
49	注射用木糖醇	25g	瓶
50	环磷腺苷注射液	2ml：20mg	支
51	环磷腺苷注射液	5ml：40mg	支
52	注射用果糖二磷酸钠	5g	瓶
53	注射用果糖二磷酸钠	10g	瓶
54	注射用头孢孟多酯钠	1.0g	瓶
55	注射用头孢孟多酯钠	2.0g	瓶
56	注射用盐酸托烷司琼	2mg	瓶
57	注射用盐酸托烷司琼	5mg	瓶
58	注射用阿洛西林钠	3.0g	瓶
59	注射用盐酸甲氯芬酯	0.1g	瓶
60	注射用盐酸甲氯芬酯	0.2g	瓶
61	注射用盐酸甲氯芬酯	0.25g	瓶
62	注射用盐酸纳洛酮	0.4mg	瓶
63	注射用果糖二磷酸钠	7.5g	瓶
64	注射用果糖二磷酸钠	2.5g	瓶
65	注射用奥美拉唑钠	20mg	瓶
66	注射用美洛西林钠	1.5g	瓶
67	注射用美洛西林钠	3.5g	瓶
68	注射用阿洛西林钠	1.5g	瓶
69	盐酸克林霉素注射液	2ml:0.6g	支
70	盐酸克林霉素注射液	2ml:0.3g	支
71	盐酸克林霉素注射液	2ml：0.45g	支

第 2 页，共 3 页

72	盐酸丁咯地尔注射液	5ml：50mg	支
73	甘油果糖注射液	250ml	瓶
74	环磷腺苷葡胺葡萄糖注射液	100ml：60mg	瓶
75	环磷腺苷葡胺葡萄糖注射液（不带盒）	100ml：60mg	瓶
76	注射用美洛西林钠	2.5g	瓶
77	注射用美洛西林钠	0.5g	瓶
78	注射用氨苄西林钠氯唑西林钠	2.0g	瓶
79	注射用氨苄西林钠氯唑西林钠	1.0g	瓶
80	注射用果糖二磷酸钠	5g(无水)	瓶
81	注射用果糖二磷酸钠	10g（无水）	瓶
82	注射用葡萄糖酸依诺沙星	0.2g	瓶
83	注射用转化糖	6.25g:6.25g	瓶
84	注射用转化糖	12.5g：12.5g	瓶
85	注射用阿洛西林钠	3.0g	瓶
86	注射用氢溴酸高乌甲素	4mg	瓶
87	注射用盐酸纳洛酮	0.8mg	瓶
88	注射用盐酸纳洛酮	1.2mg	瓶
89	注射用泮托拉唑钠	40mg	瓶
90	环磷腺苷葡萄糖注射液	250ml：40mg：12.5g	瓶
91	注射用头孢匹胺钠	0.5g	瓶
92	注射用克林霉素磷酸酯	0.3g*10瓶	瓶
93	注射用克林霉素磷酸酯	0.6g*5瓶	瓶

第 3 页，共 3 页